American Century Investments
                      4500 Main Street  o  P.O. Box 418200
                        Kansas City, Missouri 64141-6200

March 24, 2000


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

RE:       American Century Capital Portfolios, Inc.
            (CIK # 908186)

Ladies and Gentlemen:

    Please disregard the filing submitted by American Century Capital Portfolios, Inc. on March 20, 2000, Accession number 0000100334-00-000022. This submission was filed with an incorrect CIK code in the submission header. The filing has been resubmitted by American Century Mutual Funds, Inc. on March 24, 2000, Accession number 0000100334-00-000025.

    If you have any questions or comments pertaining to this filing, please direct them to Amy Marlo at (816) 340-4327.

Sincerely,

/s/Janet A. Nash
Janet A. Nash
Corporate Counsel